UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 23, 2024
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Harte Hanks, Inc. (the “Company”) held the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2024, at which stockholders voted on the items below as indicated.
I.Election of five (5) Board nominees, each to serve until our 2025 annual meeting of stockholders or until their successors are duly elected and qualified:

Nominees	For	Withhold	Broker Non-Votes
Kirk Davis	4,327,056	91,350	802,059
Genni Combes	4,368,389	50,017	802,059
Elizabeth Ross	4,412,940	5,466	802,059
John H. Griffin, Jr.	4,233,163	185,243	802,059
Bradley Radoff	4,288,604	129,802	802,059
II.    To approve (on a non-binding advisory basis) the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
4,380,544	36,472	1,390	802,059

III.    To consider and vote upon the ratification of the selection of Baker Tilly US, LLP as Harte Hanks’ independent registered public accounting firm for the fiscal year ended December 31, 2024:

For	Against	Abstain	Broker Non-Votes
5,212,126	8,028	311	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: May 23, 2024	By:	/s/ David Garrison
David Garrison Chief Financial Officer